Exhibit 10.11





                                   ----------



                      WARRANT REGISTRATION RIGHTS AGREEMENT

                          Dated as of November 26, 1997

                                  by and among

                           COMFORCE CORPORATION, INC.

                                       and

                         NATWEST CAPITAL MARKETS LIMITED



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








                                TABLE OF CONTENTS



                                                                            Page
                                                                            ----

1. Definitions................................................................1
2. Shelf Registration.........................................................3
3. Registration Procedures....................................................4
4. Registration Expenses.....................................................10
5. Indemnification...........................................................10
6. Rule 144..................................................................13
7. Underwritten Registrations................................................13
8. Miscellaneous.............................................................14
   (a)  No Inconsistent Agreements...........................................14
   (b)  Adjustments Affecting Warrant Shares.................................14
   (c)  Amendments and Waivers...............................................14
   (d)  Notices..............................................................14
   (e)  Successors and Assigns...............................................15
   (f)  Counterparts.........................................................15
   (g)  Headings.............................................................15
   (h)  Governing Law........................................................16
   (i)  Severability.........................................................16





                                       (i)


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                      WARRANT REGISTRATION RIGHTS AGREEMENT


     This Warrant Registration Rights Agreement (the "Agreement") is dated as of November 26, 1997, by and among COMFORCE Corporation, a Delaware corporation (the "Company"), and NatWest Capital Markets Limited (the "Initial Purchaser").


     This Agreement is entered into in connection with the Purchase Agreement, dated November 19, 1997, among the Company and the Initial Purchaser (the "Purchase Agreement"), which provides for the sale by the Company to the Initial Purchaser of 20,000 units (the "Units") consisting of $1,000 principal amount of 15% Senior Secured PIK Debentures due 2009 (the "Senior Debentures") and 8.45 Warrants (the "Warrants"), each Warrant to purchase one share of common stock. Full exercise of the Warrants would result in the purchase of 169,000 shares of common stock (the "Warrant Shares"), or approximately 1% of the Company's shares on a fully diluted basis. In order to induce the Initial Purchaser to enter into the Purchase Agreement, the Company has agreed to provide the registration rights set forth in this Agreement for the benefit of the Initial Purchaser and its direct and indirect transferees. The execution and delivery of this Agreement is a condition to the obligation of the Initial Purchaser to purchase the Units under the Purchase Agreement.

The parties hereby agree as follows:

     1. Definitions

     As used in this Agreement, the following terms shall have the following meanings:

     Advice: Has the meaning provided in the last paragraph of Section 3 hereof.

     Agreement: Has the meaning provided in the first introductory paragraph hereto.

     Company: Has the meaning provided in the first introductory paragraph hereto.

     Effectiveness Date: The 130th day after the Issue Date.

     Effectiveness Period: Has the meaning provided in Section 2(a) hereof.

     Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.



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     Filing Date: The day 30 days after the Issue Date.

     Holder: Any holder of Warrant Shares.

     Indemnified Person: Has the meaning provided in Section 5(c) hereof.

     Indemnifying Person: Has the meaning provided in Section 5(c) hereof.

     Initial Purchaser: Has the meaning provided in the first introductory paragraph hereto.

     Inspectors: Has the meaning provided in Section 3(n) hereof.

     Issue Date: The date on which the Warrants were sold to the Initial Purchaser pursuant to the Purchase Agreement.

     NASD: Has the meaning provided in Section 3(p) hereof.

     Participant: Has the meaning provided in Section 5(a) hereof.

     Persons: An individual, trustee, corporation, partnership, limited liability company, limited liability partnership, joint stock company, trust, unincorporated association, union, business association, firm or other legal entity.

     Prospectus: The prospectus included in any Registration Statement (including, without limitation, any prospectus subject to completion and a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, and all other amendments and supplements to the Prospectus, with respect to the terms of the offering of any portion of the Warrant Shares covered by such Registration Statement including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

     Purchase Agreement: Has the meaning provided in the second introductory paragraph hereto.

     Records: Has the meaning provided in Section 3(n) hereof.



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     Registration   Statement:   Any  registration  statement  of  the  Company,
including that covers any of the Warrant Shares pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

     Rule 144(k): Rule 144(k) promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule 144A) or regulation hereafter adopted by the SEC as a replacement thereto having substantially the same effect as such Rule.

     Rule 415: Rule 415 promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

     Senior Debentures: Has the meaning provided in the second introductory paragraph.

     SEC: The Securities and Exchange Commission.

     Securities Act: The Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

     Shelf Registration: Has the meaning provided in Section 2(a) hereof.

     Underwritten registration or underwritten offering: A registration in which securities of the Company are sold to an underwriter for reoffering to the public.

     Units: Has the meaning provided in the second paragraph hereto.

     Warrant Certificates: Means the Warrant Certificates as provided in the Warrant Agreement.

     Warrant Shares: Has the meaning provided in the second introductory paragraph hereto.

     Warrants: Has the meaning provided in the second introductory paragraph hereto.

     2. Shelf Registration



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     (a) Shelf  Registration.  The Company shall file with the SEC no later than the Filing Date a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 covering all of the Warrant Shares (the "Shelf Registration"). The Shelf Registration shall be on Form S-3 or another appropriate form permitting registration of such Warrant Shares for resale by Holders in the manner or manners designated by them (including, without limitation, one or more underwritten offerings). The Company shall not permit any securities other than the Warrant Shares to be included in the Shelf Registration.

     The Company shall use its best efforts to cause the Shelf Registration to be declared effective under the Securities Act by the Effectiveness Date and to keep the Shelf Registration continuously effective under the Securities Act until the date which is two years from the Issue Date (the "Effectiveness Period"), subject to extension pursuant to the last paragraph of Section 3 hereof, or such shorter period ending when all the Warrant Shares covered by the Shelf Registration have been sold in the manner set forth and as contemplated in the Shelf Registration or such Warrant Shares become eligible for resale without volume restrictions pursuant to Rule 144(k) under the Securities Act.

     (b) Withdrawal of Stop Orders. If the Shelf Registration ceases to be effective for any reason at any time during the Effectiveness Period (other than because of the sale of all of the securities registered thereunder), the Company shall use its best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof.

     (c) Supplements and Amendments. The Company shall promptly supplement and amend the Shelf Registration if required by the rules, regulations or instructions applicable to the registration form used for such Shelf Registration, if required by the Securities Act, or if reasonably requested for such purpose by the Holders of a majority of the Warrant Shares covered by such Registration Statement.

     3. Registration Procedures

     In connection  with the filing of any  Registration  Statement  pursuant to
Section 2 hereof, the Company shall effect such registration(s) to permit the sale of the securities covered thereby in accordance with the intended method or methods of disposition thereof, and pursuant thereto and in connection with any Registration Statement filed by the Company hereunder, the Company shall:

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          (a)  Prepare  and  file  with  the  SEC  prior  to the  Filing  Date a
     Registration Statement as prescribed by Section 2 hereof, and use its best efforts to cause such Registration Statement to become effective and remain effective as provided herein; provided, however, that, the Company shall, if requested in writing, furnish to and afford the Holders of the Warrant Shares covered by such Registration Statement and their counsel, a reasonable opportunity to review copies of all such documents (including copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed (in each case at least three business days prior to such filing). The Company shall not file any Registration Statement or Prospectus or any amendments or supplements thereto in respect of which the Holders must be afforded an opportunity to review prior to the filing of such document under the immediately preceding sentence, if the Holders of a majority of the Warrant Shares covered by such Registration Statement or their counsel, shall object directly to the Company in writing, which writing shall set forth a reasonable basis for such objection.

          (b) Prepare and file with the SEC such amendments and post-effective amendments to the Shelf Registration as may be necessary to keep such Registration Statement continuously effective for the Effectiveness Period, cause the related Prospectus to be supplemented by any Prospectus supplement required by applicable law, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; and comply with the provisions of the Securities Act and the Exchange Act applicable to it with respect to the disposition of all securities covered by such Registration Statement as so amended or in such Prospectus as so supplemented; the Company shall be deemed not to have used its best efforts to keep a Registration Statement effective during the Effectiveness Period if it voluntarily takes any action that would result in selling Holders of the Warrant Shares covered thereby not being able to sell such Warrant Shares during that period unless such action is required by applicable law or unless the Company complies with this Agreement, including, without limitation, the provisions of paragraph 3(j) hereof and the last paragraph of this Section 3.

          (c) Notify the selling Holders of Warrant Shares and their counsel promptly (but in any event within two business days), and confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective under the Securities Act (including in such notice a written statement that any Holder may, upon request, obtain, at the sole expense of the Company, one conformed copy of such Registration Statement or post-effective amendment including financial statements and schedules, documents incorporated or deemed to be incorporated by reference and exhibits), (ii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the initiation of any proceedings for that purpose, (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of a Registration Statement, (iv) of the happen ing of any event, the existence of any condition or any information becoming known that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in or amendments or supplements to such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (v) of the determination by the Company that a post-effective amendment to a Registration Statement would be appropriate.

          (d) Use its best efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of a Prospectus or suspending the qualification (or exemption from qualification) of any of the Warrant Shares for sale in any jurisdiction, and, if any such order is issued, to use its best efforts to obtain the withdrawal of any such order at the earliest possible moment.

          (e) Furnish to each selling Holder of Warrant Shares who so requests and to such Holder's counsel, at the sole expense of the Company, one conformed copy of the Registration Statement or Registration Statements and each post-effective amendment thereto, including financial statements and schedules, and, if requested, all documents incorporated or deemed to be incorporated therein by reference and all exhibits.

          (f) Deliver to each selling Holder of Warrant Shares and such Holder's counsel, at the sole expense of the Company, as many copies of the Prospectus or Prospectuses (including each form of preliminary Prospectus) and each amendment or supplement thereto and any documents incorporated by reference therein as such Persons may reasonably request; and, subject to the last paragraph of this Section 3, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders of Warrant Shares, in connection with the offering and sale of the Warrant Shares covered by such Prospectus and any amendment or supplement thereto.

          (g) Prior to any public offering of Warrant Shares to use its best efforts to register or qualify such Warrant Shares (and to cooperate with selling Holders of Warrant Shares and their counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Warrant Shares) for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any selling Holder, reason ably request in writing; provided, however, that where Warrant Shares are offered other than through an underwritten offering, the Company agrees to cause their counsel to perform Blue Sky investigations and file registrations and qualifications required to be filed pursuant to this Section 3(g); keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Warrant Shares covered by the applicable Registration Statement; provided, however, that the Company shall not be required to (A) qualify generally to do business in any jurisdiction where it is not then so qualified, (B) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or (C) subject itself to taxation in excess of a nominal dollar amount in any such jurisdiction where it is not then so subject.

          (h) Cooperate with the selling Holders of Warrant Shares, to facilitate the timely preparation and delivery of certificates representing Warrant Shares to be sold, which cer tificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depository Trust Company; and enable such Warrant Shares to be in such denominations and registered in such names as the Holders may reasonably request.

          (i) Use its best efforts to cause the Warrant Shares covered by the Registration Statement to be registered with or approved by such other governmental agencies or author ities as may be necessary to enable the Holders thereof, to dispose of such Warrant Shares, except as may be required solely as a consequence of the nature of a selling Holder's business, in which case the Company will cooperate in all reasonable respects with the filing of such Registration Statement and the granting of such approvals.

          (j) Upon the occurrence of any event contemplated by paragraph 3(c)(iv) or 3(c)(v) hereof, as promptly as practicable prepare and (subject to Section 3(a) hereof) file with the SEC, at the sole expense of the Company, a supplement or post-effective amend ment to the Registration Statement or a supplement to the related Prospectus or any docu ment incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Warrant Shares being sold thereunder any such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, that this Section 3(j) shall not be deemed to require the Company to disclose any information that, in the good faith opinion of the management of the Company, is not yet required to be disclosed and would not be in the best interests of the Company to disclose, so long as the Company complies with all applicable laws and government regulations and the last paragraph of this Section 3.

          (k) Prior to the effective date of the first Registration Statement relating to the Warrant Shares, provide a CUSIP number for the Warrant Shares.

          (l) Cause all Warrant Shares covered by the Registration Statement to be listed or admitted for trading in each securities exchange (including, but not limited to, The American Stock Exchange, Inc.) or quotation system on which the Company's common stock is then listed or admitted;

          (m) In connection with any underwritten offering of Warrant Shares pursuant to a Shelf Registration, enter into an underwriting agreement as is customary in underwritten offerings of securities similar to the Warrant Certificates and take all such other actions as are reasonably requested by the managing underwriter or underwriters in order to facilitate the registration or the disposition of such Warrant Shares and, in such connection, (i) make such representations and warranties to, and covenants with, the underwriters with respect to the business of the Company and its respective subsidiaries and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, as are customarily made by Company to underwriters in underwritten offerings of securities similar to the Warrant Certificates, and confirm the same in writing if and when requested; (ii) obtain the written opinion of counsel to the Company and written updates thereof in form, scope and substance reasonably satisfactory to the managing underwriter or underwriters, addressed to the underwriters covering the matters customarily covered in opinions requested in underwritten offerings of securities similar to the Warrant Certificates and such other matters as may be reasonably requested by the managing underwriter or underwriters; (iii) obtain "cold comfort" letters and updates thereof in form, scope and substance reasonably satisfactory to the managing underwriter or underwriters from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of any of the Company or of any business acquired by any of the Company for which financial statements and financial data are, or are required to be, included or incorporated by reference in the Registration Statement), addressed to each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings of securities similar to the Warrant Certificates and such other matters as reasonably requested by the managing underwriter or underwriters; and (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable than those set forth in Section 5 hereof (or such other provisions and procedures acceptable to Holders of a majority of Warrant Shares covered by such Registration Statement and the managing underwriter or underwriters or agents) with respect to all parties to be indemnified pursuant to said Section. The above shall be done at each closing under such underwriting agreement, or as and to the extent required thereunder.

          (n) Make available for inspection by any selling Holder of such Warrant Shares being sold and any attorney, accountant or other agent retained by any such selling Holder (collectively, the "Inspectors"), at the offices where normally kept, during reasonable busi ness hours, all financial and other records, pertinent corporate documents and instruments of the Company and its subsidiaries (collectively, the "Records") as shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities, and cause the officers, directors and employees of the Company and its respective subsidiaries to make available for inspection all information reasonably requested by any such Inspector in connection with such Registration Statement. Records which the Company determines, in good faith, to be confidential and any Records which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such Registration Statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, (iii) disclosure of such information is, in the opinion of counsel (a copy of which shall be delivered to the Company) for any Inspector, necessary or advisable in connection with any action, claim, suit or proceeding, directly or indirectly, involving or potentially involving such Inspector and arising out of, based upon, relating to, or involving this Agreement, or any transactions contemplated hereby or arising hereunder, or (iv) the information in such Records has been made generally available to the public. Each selling Holder of Warrant Shares will be required to agree that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company unless and until such information is generally available to the public. Each selling Holder of such Warrant Shares will be required to further agree that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company to undertake appropriate action to prevent disclosure of the Records deemed confidential at the Company's sole expense.

          (o) Comply with all applicable rules and regulations of the SEC and make generally available to its securityholders earnings statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Warrant Shares are sold to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of a Registration Statement, which statements shall cover said 12-month periods.

          (p) Cooperate with each seller of Warrant Shares covered by any Registration Statement and each underwriter, if any, participating in the disposition of such Warrant Shares and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD").

          (q) Use its best efforts to take all other steps necessary or advisable to effect the registration of the Warrant Shares covered by a Registration Statement contemplated hereby.

     The Company may require each seller of Warrant Shares as to which any Registration Statement is being effected to furnish to the Company such information regarding such seller and the distribution of such Warrant Shares as the Company may, from time to time, reasonably request. The Company may exclude from such Registration Statement the Warrant Shares of any seller who unreasonably fails to furnish such information within a reasonable time after receiving such request. Each seller as to which any Shelf Registration is being effected agrees to furnish promptly to the

Company all information required to be disclosed in order to make the information previously furnished to the Company by such seller not materially misleading.

     Each Holder of Warrant Shares agrees by acquisition of such Warrant Shares that, upon actual receipt of any notice from the Company of the happening of any event of the kind described in Section 3(c)(ii), 3(c)(iii), 3(c)(iv) or 3(c)(v) hereof, such Holder will forthwith discontinue disposition of such Warrant Shares covered by such Registration Statement or Prospectus to be sold by such Holder, until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(j) hereof, or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any amendments or supplements thereto. In the event the Company shall give any such notice, each of the Effectiveness Period shall be extended by the number of days during such periods from and including the date of the giving of such notice to and including the date when each seller of Warrant Shares covered by such Registration Statement shall have received (x) the copies of the supplemented or amended Prospectus contemplated by Section 3(j) hereof or (y) the Advice. In the event the Company does not give any such notice within five business days, each Holder shall return such Registration Statement or Prospectus to the Company or destroy all copies of such Registration Statement or Prospectus; and if so requested by the Company, shall certify that all copies of the Registration Statement or Prospectus were destroyed.

     4. Registration Expenses. All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not the Shelf Registration is filed or becomes effective, including, without limitation, (i) all registration and filing fees (including, without limitation, (A) fees with respect to filings with the SEC, (B) fees with respect to filings required to be made with the NASD in connection with an underwritten offering and (C) fees and expenses of compliance with state securities or Blue Sky laws (including, without limitation, reasonable fees and disbursements of the Company's counsel in connection with Blue Sky qualifications of the Warrant Shares and determination of the eligibility of the Warrant Shares for investment under the laws of such jurisdictions where the holders of Warrant Shares are located, (ii) printing expenses, including, without limitation, expenses of printing certificates for Warrant Shares in a form eligible for deposit with The Depository Trust Company and of printing Prospectuses if the printing of Prospectuses is requested by Holders of a majority of the Warrant Shares or the managing underwriter or underwriters, if any, (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) fees and disbursements of all independent certified public accountants referred to in Section 3(m)(iii) hereof (including, without limitation, the expenses of any special audit and "cold comfort" letters required by or incident to such performance by or incident to such performance), (vi) rating agency fees, if any, (vii) Securities Act liability insurance, if the Company desires such insurance,
(viii) fees and expenses of all other Persons retained by the Company, (ix) internal expenses of the Company (including, without limitation, all salaries and expenses of officers and employees of the Company performing legal or accounting duties), (x) the expense of any annual audit, (ix) the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange or any inter-dealer quotation system, if applicable, and (xii) the expenses relating to printing, word processing and distributing all Registration Statements, underwriting agreements, securities sales agreements, indentures and any other documents necessary in order to comply with this Agreement.

     5. Indemnification. (a) The Company agrees to indemnify and hold harmless each Holder of Warrant Shares offered pursuant to a Registration Statement, the affiliates, directors, officers, agents, representatives and employees of each such Person or its affiliates, and each other Person, if any, who controls any such Person or its affiliates within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (each, a "Participant") from and against any and all losses, claims, damages and liabilities (including, without limitation, the legal fees and other expenses actually incurred in connection with any suit, action or proceeding or any claim asserted) caused by, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement pursuant to which the offering of such Warrant Shares is registered (or any amendment thereto) or related Prospectus (or any amendments or supplements thereto) or any related preliminary prospectus, or caused by, arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company will not be required to indemnify a Participant if (i) such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information furnished to the Company in writing by or on behalf of such Participant expressly for use therein or (ii) if such Participant sold to the person asserting the claim the Warrant Shares which are the subject of such claim and such untrue statement or omission or alleged untrue statement or omission was contained or made in any preliminary prospectus and corrected in the Prospectus or any amendment or supplement thereto and the Prospectus does not contain any other untrue statement or omission or alleged untrue statement or omission of a material fact that was the subject matter of the related proceeding and such Participant failed to deliver or provide a copy of the Prospectus (as amended or supplemented) to such Person with or prior to the confirmation of the sale of such Warrant Shares sold to such Person if required by applicable laws, unless such failure to deliver or provide a copy of the Prospectus (as amended or supplemented) was a result of noncompliance by the Company with Section 3 of this Agreement.

     (b) Each Participant agrees, severally and not jointly, to indemnify and hold harmless the Company, its respective directors, officers, agents, representatives, employees and each Person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to each Participant, but only (i) with reference to information furnished to the Company in writing by or on behalf of such Participant expressly for use in any Registration Statement or Prospectus, any amendment or supplement thereto, or any preliminary prospectus or (ii) with respect to any untrue statement or representation made by such Participant in writing to the Company.

     (c) If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such Person (the "Indemnified Person") shall promptly notify the Person against whom such indemnity may be sought (the "Indemnifying Person") in writing, and the Indemnifying Person shall have the right to retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may reasonably designate in such proceeding and shall pay the fees and expenses actually incurred by such counsel related to such proceeding; provided, however, that the failure to so notify the Indemnifying Person shall not relieve it of any obligation or liability which it may have hereunder or otherwise (unless and only to the extent that such failure results in the loss or compromise of any material rights or defenses by the Indemnifying Person). In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indem nifying Person and the Indemnified Person shall have mutually agreed in writing to the contrary, (ii) the Indemnifying Person shall have failed within a reasonable period of time to retain counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and, in the reasonable judgment of the Indemnified Person, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that, unless there exists a conflict among Indemnified Persons, the Indemnifying Person shall not, in connection with any one such proceeding, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed promptly as they are incurred. Any such separate firm for the Participants and such control Persons of Participants shall be designated in writing by Participants who sold a majority in interest of Warrant Shares sold by all such Participants and any such separate firm for the Company, its directors, their officers and such control Persons of the Company shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its prior written consent (which shall not be unreasonably denied), but if settled with such consent or if there be a final non-appealable judgment for the plaintiff for which the Indemnified Person is entitled to indemnification pursuant to this Agreement, the Indemnifying Person agrees to indemnify and hold harmless each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement or compromise of any pending or threatened proceeding in respect of which any Indemni fied Person is or could have been a party, and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement
(A) includes an unconditional written release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding, (B) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of any Indemnified Person and (C) does not impose any non-monetary relief applicable to the Indemnified Person.

     (d) If the indemnification provided for in Sections 5(a) and 5(b) hereof is for any reason unavailable to, or insufficient to hold harmless, an Indemnified Person in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraphs, in lieu of indemnifying such Indemnified Person thereunder and in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect (i) the relative benefits received by the Indemnifying Person or Persons on the one hand and the Indemnified Person or Persons on the other from the offering of the Preferred Stock or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the Indemnifying Person or Persons on the one hand and the Indemnified Person or Persons on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof). The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Participant or such other Indemnified Person, as the case may be, on the other, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances.

     (e) The parties agree that it would not be just and equitable if contribution pursuant to this Section 5 were determined by pro rata allocation (even if the Participants were treated as one entity for such purposes) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses actually incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 5, in no event shall a Participant be required to contribute any amount in excess of the amount by which proceeds received by such Participant from sales of Warrant Shares exceeds the amount of any damages that such Participant has otherwise been required to pay or has paid by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

     (f) The indemnity and contribution agreements contained in this Section 5 will be in addition to any liability which the Indemnifying Persons may otherwise have to the Indemnified Persons referred to above.

     6. Rule 144. The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder in a timely manner in accordance with the requirements of the Securities Act and the Exchange Act and, if at any time the Company is not required to file such reports, it will, upon the request of any Holder of Warrant Shares, make publicly available annual reports and such information, documents and other reports of the type specified in Sections 13 and 15(d) of the Exchange Act. The Company further covenants for so long as any Warrant Shares remain outstanding, to make available to any Holder or beneficial owner of Warrant Shares in connection with any sale thereof and any prospective purchaser of such Warrant Shares from such Holder or beneficial owner the information required by the Securities Act in order to permit resales of such Warrant Shares pursuant to Rule 144.

     7. Underwritten Registrations. If any of the Warrant Shares covered by any Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the Holders of a majority of such Warrant Shares included in such offering and reasonably acceptable to the Company.

     No Holder of Warrant Shares may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder's Warrant Shares on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

     8. Miscellaneous. (a) No Inconsistent Agreements. The Company has not entered, as of the date hereof, and the Company shall not, after the date of this Agreement, enter into any agreement with respect to any of its securities that is inconsistent with the rights granted to the Holders of Warrant Shares in this Agreement or otherwise conflicts with the provisions hereof. The Company has not entered and none of the Company will enter into any agreement with respect to any of its securities which will grant to any Person piggy-back registration rights with respect to a Registration Statement.

     (b) Adjustments Affecting Warrant Shares. The Company shall not, directly or indirectly, take any action with respect to the Warrant Shares as a class that would adversely affect the ability of the Holders of Warrant Shares to include such Warrant Shares in a registration undertaken pursuant to this Agreement.

     (c) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, otherwise than with the prior written consent of the Holders of not less than a majority of the then outstanding Warrant Shares. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Warrant Shares whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders of Warrant Shares may be given by Holders of at least a majority of the Warrant Shares being sold by such Holders pursuant to such Registration Statement; provided, however, that the provisions of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the immediately preceding sentence.

     (d) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, next-day air courier or facsimile:

          1. if to a Holder of the Warrant Shares, at the most current address of such Holder, set forth on the records of the registrar under the Indenture, with a copy in like manner to the Initial Purchasers as follows:

               NatWest Capital Markets Limited
               135 Bishopsgate
               London, EC2M 3XT
               United Kingdom
               Attention:  Roger Hoit

          with a copy to:

               White & Case
               1155 Avenue of the Americas
               New York, NY  10036
               Facsimile No:  (212) 354-8113
               Attention:  Timothy B. Goodell, Esq.

          2. if to the Initial Purchasers, at the addresses specified in Section 10(d)(1);

          3. if to the Company, as follows:

               COMFORCE Corporation
               2001 Marcus Avenue
               Lake Success, New York  11042
               Attention:  Paul Grillo

          with a copy to:

               Doepken, Keevican & Weiss
               600 Grant Street
               58th Floor, USX Tower
               Pittsburgh, Pennsylvania  15219
               Attention:  David G. Edwards, Esq.

     All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; one business day after being timely delivered to a next-day air courier; and when receipt is acknowledged by the addressee, if sent by facsimile.

     (e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto; provided, however, that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign holds Registerable Preferred Stock.

     (f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     (g) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning thereof.

     (h) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

     (i) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

     IN WITNESS WHEREOF, the parties have executed the Agreement as of the date first written above.


                                   Company:

                                   COMFORCE CORPORATION


                                   By:__________________________
                                      Name:
                                      Title:

The  foregoing   Agreement  is
hereby  confirmed and accepted
as of  the  date  first  above
written:


NATWEST CAPITAL MARKETS LIMITED


By:__________________________________
     Name:
     Title: